SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — February 10, 2000

MELLON BANK, N.A. on behalf of

MELLON BANK HOME EQUITY LOAN TRUST 1996-1
(Exact name of registrant as specified in charter)

United States	000-20817	25-0659306

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Mellon Center

Pittsburgh, PA 15258-0001
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code — (412) 234-5000

Item 5. Other Events

      The Registrant hereby incorporates by reference the information contained in Exhibit 20 hereto in response to this Item 5.

Item 7. Financial statements and exhibits

      (c)  Exhibits

20. Monthly Servicer Report and Investor Report

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON BANK HOME EQUITY LOAN
TRUST 1996-1

By:	MELLON BANK, N.A.

By:	STEVEN G. ELLIOTT

Name: Steven G. Elliott

Title:	Senior Vice Chairman and

Chief Financial Officer

Date: February 14, 2000

INDEX TO EXHIBITS

Exhibit No.	Document Description	Method of Filing

20	Monthly Servicer Report and	Filed herewith
Investor Report